Exhibit a(1)(ii)
                              LETTER OF TRANSMITTAL
                                       to
                          Tender Shares of Common Stock
                                       of
                            Supreme Industries, Inc.

                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED DECEMBER 21, 2000

THE OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JANUARY 23, 2001, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 59 Maiden Lane
                            New York, New York 10038

                    By Facsimile Transmission: (718) 234-5001
                        (for Eligible Institutions only)

                      Confirm by Telephone: (800) 937-5499

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

                         DESCRIPTION OF SHARES TENDERED

                Name(s) and Address(es) of Registered Holder(s)
        (Please fill in exactly as name(s) appear(s) on certificate(s))
         --------------------------------------------------------------

                                 Shares Tendered
                     (Attach additional list if necessary)
                     -------------------------------------

                                                Total Number
                                                of Shares            Number
                              Certificate       Represented by       of Shares
                              Numbers (1)       Certificate(s)       Tendered(2)
                              -----------       -----------------    -----------

                              Total Shares:

Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 14.

1st:|_|     2nd:|_| 3rd:|_| 4th:|_| 5th:|_|

(1) Need not be completed by stockholders tendering Shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

(3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 14.

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. Deliveries to the Company will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to the Book-Entry Transfer Facility will not constitute valid delivery to the Depositary.

      This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase (as defined below).

      Stockholders whose Share certificates are not immediately available, who cannot deliver certificates and any other documents required to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer prior to the Expiration Date must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

               (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

|_|   CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering
      Institution:______________________________________________________________
      Account No.:______________________________________________________________
      Transaction Code No.:_____________________________________________________

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

      Name(s) of Registered Holder(s):__________________________________________
      Date of Execution of Notice of Guaranteed Delivery:_______________________ Name of Institution that Guaranteed Delivery:_____________________________ If delivery is by book-entry transfer:
                  Name of Tendering Institution:________________________________
                  Account No.:__________________________________________________
                  Transaction Code No.:_________________________________________

              NOTE: SIGNATURES MUST BE PROVIDED BELOW.
        PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby tenders to Supreme Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of its Common Stock, par value $.10 per share (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 21, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

      (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

      (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

      (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign, and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements, or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the Shares tendered hereby.

      The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, as well as the undersigned's representation and warranty to the Company that: (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

      The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender, and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

      The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine the lowest single per Share price (not greater than $3 nor less than $2-1/4 per Share), net to the seller in cash without interest thereon (the "Purchase Price"), that will allow it to purchase 1,500,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) pursuant to the Offer. The undersigned understands that the Company will pay the Purchase Price for all Shares validly tendered at prices at or below the Purchase Price and not withdrawn, upon the terms and subject to the conditions of the Offer, the procedure pursuant to which Shares will be accepted for payment, and the proration provisions. Certificates representing Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration will be returned at the Company's expense. See Section 1 of the Offer to Purchase.

      The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

      Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

      The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                         PRICE (IN DOLLARS) PER SHARE AT
                         WHICH SHARES ARE BEING TENDERED

         IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE
          LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.
                               (See Instruction 5)

           CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
            NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX
          AND INSTRUCTIONS BELOW), THERE IS NO VALID TENDER OF SHARES.

             |_| 2-1/4       |_| $2-3/8     |_| $2-1/2     |_| $2-5/8

             |_| $2-3/4      |_| $2-7/8     |_| $3

                                    ODD LOTS
                               (See Instruction 9)

      This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owned beneficially as of the close of business on December 21, 2000, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

      The undersigned either (check one box):

|_| owned beneficially as of the close of business on December 21, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered, or

|_| is a broker, dealer, commercial bank, trust company, or other nominee that: (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner; and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on December 21, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

      If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares are Being Tendered" in this Letter of Transmittal).|_|

      SPECIAL PAYMENT INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 1, 6, 7 AND 8)                                  (SEE INSTRUCTIONS 6 AND 8)

      To be completed ONLY if the check for the aggregate               To be completed ONLY if the check for the Purchase Price
      Purchase Price of Shares purchased and certificates for           of Shares purchased and/or certificates for Shares not
      Shares not tendered or not purchased are to be issued in          tendered or not purchased are to be mailed to someone
      the name of someone other than the undersigned.                   other than the undersigned or to the undersigned at an
                                                                        address other than that shown below the undersigned's
                                                                        signature(s).
Issue ___ check and/or ___ certificate(s) to:                           Issue ___ check and/or ___ certificate(s) to:

Name:___________________________________________                        Name:___________________________________________

________________________________________________                        ________________________________________________
               (Please Print)                                                            (Please Print)

Address:________________________________________                        Address:________________________________________

________________________________________________                        ________________________________________________
             (Include Zip Code)                                                        (Include Zip Code)

________________________________________________                        ________________________________________________
  (Tax Identification or Social Security No.)                              (Tax Identification or Social Security No.)

________________________________________________                        ________________________________________________
  (Book-Entry Transfer Facility Account Number)                          (Book-Entry Transfer Facility Account Number)

                                    IMPORTANT
                                PLEASE SIGN HERE
                      (To be completed by all Stockholders)

Signature(s) of stockholder(s):_________________________________________________
________________________________________________________________________________

Dated: _______________________, 20____

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                   (Please Print)

Capacity (Full Title): _________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                  (Include Zip Code)

Area Code and Telephone
No.:____________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                            Guarantee of Signature(s)
                           (See Instructions 1 and 6)

Firm
Name:___________________________________________________________________________
                                  (Please Print)
Authorized Signature: __________________________________________________________
Title: _________________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
                                (Include Zip Code)

Area Code and Telephone
Number:_________________________________________________________________________

Dated: ________________, 20____

                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer

      1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized signature guarantee or medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution"), unless: (i) this Letter of Transmittal is signed by the registered holders(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal; or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

      2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

      Stockholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary, or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days on AMEX after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

      The method of delivery of all documents, including Share certificates, the Letter of Transmittal, and any other required documents, is at the election and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

      3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

      4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Indication of Price at Which Shares Are Being Tendered. For Shares to be validly tendered, the stockholder must check the box indicating the price per Share at which such stockholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that Odd Lot Owners (as defined in Section 1 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such stockholder is tendering all Shares at the Purchase Price determined by the Company.

      ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR (OTHER THAN AS DESCRIBED ABOVE FOR ODD LOT OWNERS) IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

      6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever.

      If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

      7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate

Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

      8. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

      9. Odd Lots. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on December 21, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Partial tenders of Shares will not qualify for this preference, and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

      10. Substitute Form W-9 and Form W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31 % of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder must complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding, Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form W-9, certify that such Stockholder is not subject to backup withholding in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 for additional instructions. In order for a foreign stockholder to qualify as an exempt recipient, a foreign stockholder must submit an Internal Revenue Service ("IRS") Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Form W-8 may be obtained from the Depositary.

      11. Withholding on Foreign Stockholders. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or its agent unless: (A) the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States; or (B) the foreign stockholder establishes to the satisfaction of the Company and the Depositary that the sale of Shares by such foreign stockholder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend, for United States federal income tax purposes (see Section 13 of the Offer to Purchase). For this purpose, a foreign stockholder is any stockholder that is not: (i) a citizen or resident of the United States; (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof; (iii) an estate, the income of which is subject to United States federal income taxationregardless of the source of such income; or (iv) a trust the administration of which a court within the United States is able to exercise primary supervision and all substantial decisions of which one or more United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate," or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Each foreign stockholder is urged to consult its tax advisor regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

      12. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent at its address and telephone number below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank, or trust company for documents relating to, or assistance concerning, the Offer.

      13. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor, and the validity, form, eligibility (including time of receipt), and acceptance for payment of any tender of Shares will be determined by the Company, in its reasonable discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

      14. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

      15. Mutilated, Lost, Stolen, or Destroyed Certificates. Any stockholder whose certificates have been mutilated, lost, stolen, or destroyed should contact the Company's transfer agent, American Stock Transfer & Trust Company (the "Transfer Agent"), at 59 Maiden Lane, New York, New York 10038 for further instructions as soon as possible. In the event of a mutilated, lost, stolen, or destroyed certificate, certain procedures will be required to be completed before this Letter of Transmittal can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen, or destroyed certificate should be provided to the Transfer Agent as soon as possible.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

        TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES
              PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

                              Request for Taxpayer
                    Identification Number and Certification

SUBSTITUTE
Form W9                                                        Give form to the
Department of the Treasury                                     requester. Do NOT
Internal Revenue Service                                       send to the IRS.

Part I Taxpayer Identification Number (TIN)
          Enter your TIN in the appropriate box. For individuals,
          this is your social security number (SSN). However, if        Social Security Number
          you are a resident alien and you do not have and are not
          eligible to get a SSN, your TIN is your IRS individual
          taxpayer identification number. For other entities, it        |_____|-|____|-|_________|
          is your employer identification number (EIN). If you do
          not have a number, see Obtaining a Number on page 2 of        OR
          the Guidelines. Note: If the account is in more than one
          name, see the chart on Page 1 of the Guidelines for           Employer identification number
          guidance on whose number to enter.
                                                                        |_____|-|__________________|

Part 2 - Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the Guidelines on page 2.)

Signature:______________________________      Date:_____________________________

Part 3 - Awaiting TIN |_|

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the payor is required to withhold 31% of all reportable payments made to me thereafter until I provide a number.

Signature_________________________                    Date:_____________________

                     THE INFORMATION AGENT FOR THE OFFER IS:

                    Georgeson Shareholder Communications Inc.
                           17 State Street, 10th Floor
                            New York, New York 10004
                 Banks and Brokers Call Collect: (212) 440-9800
                    All Others Call Toll Free: (800) 223-2064

                         THE DEPOSITARY FOR THE OFFER IS

                     American Stock Transfer & Trust Company

                                 59 Maiden Lane
                            New York, New York 10038

                         CALL TOLL-FREE: (800) 937-5449

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this Type                  Give the Social Security               For this Type                       Give the Social Security
of Account:                    Number of.                             of Account:                         Number of.
1. An individual's account     The individual                         8. Sole proprietorship              The owner (4)
                                                                         account
2. Two or more individuals     The actual owner of the account
   (joint account)             or if combined funds, any one of the   9. The valid trust, estate,         The legal entity (Do not
                               individuals on the account(l)             or pension trust                 furnish the trust
                                                                                                          identifying number of the
3. Husband and wife            The actual owner of the account                                            personal representatives
   (joint account)             or, if joint funds, either person                                          or trustee unless the
                                                                                                          legal entity itself is not
                                                                                                          designated in the account
                                                                                                          title.)(5)
4. Custodian account of a      The minor(2)
   minor (Uniform Gift                                                10.  Corporate account              The corporation
   to Minors Act)
                                                                      11.  Religious, charitable          The organization
5. Adult and minor             The adult or, if the minor is the           or educational
   (joint account)             only contributor, the minor(l)
                                                                      12.  Partnership account            The partnership
6. Account in the name         The ward, minor, or                         held in the name of
   of guardian or committee    incompetent person(3)                       the business
   for a designated ward,
   minor, or incompetent                                              13.  Association, club, or          The organization
   person                                                                  other tax-exempt
                                                                           organization
7. a. The usual revocable      The grantor-trustee(l)
   savings trust account                                              14.  The broker or registered       The broker or nominee
   (grantor is also trustee)                                               nominee

b. So-called trust             The actual owner(l)                    15.  Account with the               The public entity
   account that is not                                                     Department of Agriculture
   a legal or valid trust                                                  in the name of a public
   under State law                                                         entity (such as a State or
                                                                           local government, school
                                                                           district. or prison) that
                                                                           receives agricultural
                                                                           program payments

---------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on the account has a social security number, that person's number must be listed.
(2)   Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's social security number.
(4)   Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Number Card, or Form SS4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

-     A corporation.

-     A financial institution.

- An organization exempt from tax under section 501(a) or an individual retirement plan.

-     The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

-     An international organization, or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

-     A real estate investment trust.

-     A common trust fund operated by a bank under section 584(a).

- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

-     A trust exempt from tax under section 664 or described in section 4947.

- An entity registered at all times under the Investment Company Act of 1940.

-     A foreign central bank of issue.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-     Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

-     Payments made by certain foreign organizations.

-     Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

-     Payments of interest on obligations issued by individuals.

      However, if you pay $600 or more in interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-     Payments described in section 6049(b)(5) to non-resident aliens.

-     Payments on tax-free covenant bonds under section 1451.

-     Payments made by certain foreign organizations.

-     Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividends, interest, or other payments to give Taxpayer Identification Numbers to Payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividends, and certain other payments to a Payee who does not furnish a Taxpayer Identification Number to a Payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your Taxpayer Identification Number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. If the requester discloses or uses TINS in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                Exhibit a(1)(iii)
                           SUPREME INDUSTRIES, INC.

                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK

      This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for the shares of Common Stock of Supreme Industries, Inc. are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary (as defined below) prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase defined below). Such form may be delivered by hand or transmitted by mail or overnight courier, or (for Eligible Institutions only) by facsimile transmission, to the Depositary. See
Section 3 of the Offer to Purchase. The Eligible Institution which completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

                       The Depositary for the Offer is:
                    American Stock Transfer & Trust Company
                                59 Maiden Lane
                           New York, New York 10038

                  Via Facsimile Transmission: (718) 234-5001
                       (for Eligible Institutions only)

                        Call toll-free: (800) 937-5449

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

The undersigned hereby tenders to Supreme Industries, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 21, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, par value $.10 per share (the "Shares"), of the Company listed below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Number of Shares:
                 ------------------------       ------------------------------
                                                ------------------------------
                                                          (Signature(s))
--------------------------------------
Certificate Nos.: (if available)
                                                --------------------------------
                                                --------------------------------
                                                      (Name(s))(Please Print)

If shares will be tendered by book entry transfer:

---------------------------------------         ------------------------------
Name of Tendering Institution
                                                ------------------------------
                                                ------------------------------
--------------------------------------          ------------------------------
Account No. at The Depository Trust Company                 (Address(es))

Dated:
      ---------------------------------         -------------------------------
                                                (Area Code/Telephone Number)

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

     IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER
              OF TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.
                              (See Instruction 5.)

           CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
          NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND
            INSTRUCTIONS BELOW), THERE IS NO VALID TENDER OF SHARES.

            |_|$2-1/4         |_|$2-3/8         |_|$2-1/2         |_|$2-5/8

            |_|$2-3/4         |_|$2-7/8         |_|$3

                                   ODD LOTS
                              (See Instruction 9)

      This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owned beneficially as of the close of business on December 21, 2000, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

|_| owned beneficially as of the close of business on December 21, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered, or

|_| is a broker, dealer, commercial bank, trust company, or other nominee that: (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner; and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on December 21, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

      If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares are Being Tendered" in this Letter of Transmittal). |_|

                                   GUARANTEE
                   (Not to Be Used for Signature Guarantee)

      The undersigned, a firm that is a member of a recognized signature guarantee or medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees: (i) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended; (ii) that such tender of Shares complies with Rule 14e-4; and (iii) to deliver to the Depositary at its address set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three trading days on the American Stock Exchange after the Depositary receives this Notice.

-------------------------------------           -----------------------------
      Name of Firm                                    Authorized Signature

-------------------------------------           -----------------------------
      Address                                         Name (Please Print)

-------------------------------------           ------------------------------
City, State, Zip Code                                       Title

-------------------------------------
Area Code and Telephone Number

Dated:
      --------------------------------

                DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.
                   YOUR SHARE CERTIFICATES MUST BE SENT WITH
                          THE LETTER OF TRANSMITTAL.

                                Exhibit a(1)(iv)
                           SUPREME INDUSTRIES, INC.

                           OFFER TO PURCHASE FOR CASH
         Up to 1,500,000 Shares of its Class A and Class B Common Stock
                                      at
                        A Purchase Price Not Greater Than
                        $3 Nor Less Than $2-1/4 Per Share

THE OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JANUARY 23, 2001, UNLESS THE OFFER IS EXTENDED.

                                                             December 21, 2000

To Brokers, Dealers, Commercial
Banks, Trust Companies, and Other Nominees:

      We are enclosing the material listed below relating to the offer of Supreme Industries, Inc., a Delaware corporation (the "Company"), to purchase up to 1,500,000 shares of its Class A and Class B Common Stock, par value $.10 per share (the "Shares"), at prices not greater than $3 nor less than $2-1/4 per Share, net to the seller in cash without interest thereon, specified by tendering stockholders, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 21, 2000 (the "Offer to Purchase"), and in the related Letter of Transmittal (which together constitute the "Offer").

      The Company will, upon the terms and subject to the conditions of the Offer, determine the lowest single per Share price (not greater than $3 nor less than $2-1/4 per Share), net to the seller in cash without interest thereon (the "Purchase Price"), that will allow it to purchase 1,500,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) pursuant to the Offer. The Company will pay the Purchase Price for all Shares validly tendered at prices at or below the Purchase Price and not withdrawn, upon the terms and subject to the conditions of the Offer, the procedure pursuant to which Shares will be accepted for payment and the proration provisions. Certificates representing Shares tendered at prices in excess of the Purchase Price and not withdrawn and Shares not purchased because of proration will be returned at the Company's expense. The Company reserves the right, in its reasonable discretion, to purchase more than 1,500,000 Shares pursuant to the Offer.

This Offer is not conditioned upon any minimum number of Shares being tendered. The Offer is, however, subject to certain other conditions. See Section 6 of the Offer to Purchase.

We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible. The Company will, upon request, reimburse you for reasonable and customary handling and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients.

For your information and for forwarding to your clients for whom you hold Shares registered in your name or in the name of your nominee, we are enclosing the following documents:

1.    The Offer to Purchase;

2. The Letter of Transmittal for your use and for the information of your clients;

3. A letter to stockholders of the Company from Herbert M. Gardner, Chairman of the Board;

4. The Notice of Guaranteed Delivery to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the Expiration Date (each as defined in the Offer to Purchase);

5. A letter that may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer; and

6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing Information relating to United States federal income tax backup withholding,

We urge you to contact your clients as promptly as possible. Please note that the Offer, proration period, and withdrawal rights expire at 5:00 p.m., New York City time, on Tuesday, January 23, 2001, unless the Offer is extended.

      The Company will not pay any fees or commissions to any broker, dealer, or other person for soliciting tenders of Shares pursuant to the Offer. The Company will, upon request, reimburse you for reasonable and customary handling and mailing expenses incurred by you in forwarding materials relating to the Offer to your customers. The Company will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the Offer, subject to Instruction 7 of the Letter of Transmittal.

      In order to take advantage of the Offer, a duly executed and properly completed Letter of Transmittal and any other required documents should be sent to the Depositary with either certificate(s) representing the tendered Shares or confirmation of their book-entry transfer, all in accordance with the instructions set forth in the Letter of Transmittal and the Offer to Purchase.

      As described in the Offer to Purchase, if more than 1,500,000 Shares (or such greater number of Shares as the Company may elect to purchase pursuant to the Offer) have been validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) the Company will accept Shares for purchase in the following order of priority: (i) all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date by any stockholder who owned beneficially as of the close of business on December 21, 2000, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tenders all of such Shares (partial tenders will not qualify for this preference) and completes the box captioned "Odd Lots" in the Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery; and (ii) after purchase of all of the foregoing Shares, all other Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date on a pro rata basis.

The Board of Directors of the Company has approved the Offer. However, neither the Company nor its Board of Directors makes any recommendation to stockholders as to whether to tender Shares or refrain from tendering their Shares. Each stockholder must make the decision whether to tender Shares and, if so, how many Shares to tender and the price or prices at which Shares should be tendered. The Offer is being made to all holders of Shares, including, officers, directors, and affiliates of the Company.

Any questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the back cover of the enclosed Offer to Purchase. Additional copies of the enclosed materials may be requested from the Information Agent.

                                          Very truly yours,

                                          Supreme Industries, Inc.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS THE AGENT OF THE COMPANY, THE INFORMATION AGENT, OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                                 Exhibit a(5)(i)
                           Supreme Industries, Inc.

                           OFFER TO PURCHASE FOR CASH
         Up to 1,500,000 Shares of its Class A and Class B Common Stock
                                      at
                       A Purchase Price Not Greater Than
                       $3 Nor Less Than $2-1/4 Per Share

THE OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JANUARY 23, 2001, UNLESS THE OFFER IS EXTENDED.

                                                             December 21, 2000

To Our Clients:

      Enclosed for your consideration are the Offer to Purchase dated December 21, 2000 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer") setting forth an offer by Supreme Industries, Inc., a Delaware corporation (the "Company"), to purchase up to 1,500,000 shares of its Class A and Class B Common Stock, par value $.10 per share (the "Shares"), at prices not greater than $3 nor less than $2-1/4 per Share, net to the seller in cash without interest thereon, specified by tendering stockholders, upon the terms and subject to the conditions of the Offer. Also enclosed herewith is certain other material related to the Offer.

      The Company will, upon the terms and subject to the conditions of the Offer, determine the lowest single per Share price (not greater than $3 nor less than $2-1/4 per Share), net to the seller in cash without interest thereon (the "Purchase Price"), that will allow it to purchase 1,500,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) pursuant to the Offer. The Company will pay the Purchase Price for all Shares validly tendered at prices at or below the Purchase Price and not withdrawn, upon the terms and subject to the conditions of the Offer, the procedure pursuant to which Shares will be accepted for payment, and the proration provisions. Certificates representing Shares tendered at prices in excess of the Purchase Price and not withdrawn and Shares not purchased because of proration will be returned at the Company's expense. The Company reserves the right, in its reasonable discretion, to purchase more than 1,500,000 Shares pursuant to the Offer. See Section 1 of the Offer to Purchase.

      This Offer is not conditioned upon any minimum number of Shares being tendered. The Offer is, however, subject to certain other conditions. See
Section 6 of the Offer to Purchase.

      We are the holder of record of Shares held for your account. As such, a tender of such Shares can be made only by us as the holder of record and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Shares held by us for your account.

      We request instructions as to whether you wish us to tender any or all of the Shares held by us for your account upon the terms and subject to the conditions set forth in the Offer to Purchase and the Letter of Transmittal.

      Your attention is invited to the following:

      (1) You may tender Shares at prices (in increments of $1/8), which cannot be greater than $3 nor less than $2-1/4 per Share, as indicated in the attached Instruction Form, net to you in cash.

      (2) The Offer is for a maximum of 1,500,000 Shares, constituting approximately 13.5% of the total Shares outstanding as of December 15, 2000. The Offer is subject to certain conditions set forth in Section 6 of the Offer to Purchase.

      (3) The Offer, proration period, and withdrawal rights will expire at 5:00 P.M., New York City time, on Tuesday, January 23, 2001, unless the Offer is extended. Your instructions to us should be forwarded to us in ample time to permit us to submit a tender on your behalf.

      (4) As described in the Offer to Purchase, if at the expiration of the Offer more than 1,500,000 Shares (or such greater number of Shares as the Company may elect to purchase pursuant to the Offer) have been validly tendered at prices at or below the Purchase Price and not withdrawn, the Company will purchase Shares in the following order of priority:

      (a) all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date by any stockholder who owned beneficially as of the close of business on December 21, 2000, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tenders all of such Shares (partial tenders will not qualify for this preference) and completes the box captioned "Odd Lots" in the Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery; and

      (b) after purchase of all the foregoing Shares, all other Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date, on a pro rata basis (with appropriate adjustments to avoid purchase of fractional shares). See Section 1 of the Offer to Purchase for a discussion of proration.

      (5) Tendering stockholders who are registered holders will not be obligated to pay any brokerage commissions, solicitation fees, or (subject to Instruction 7 of the Letter of Transmittal) stock transfer taxes, on the Company's purchase of Shares pursuant to the Offer. However, a tendering stockholder who holds Shares through a broker, dealer, or custodian may be required by such entity to pay a service charge or other fee.

      (6) If you wish to tender portions of your Shares at different prices, you must complete a separate Instruction Form for each price at which you wish to tender each portion of your Shares. We must submit separate Letters of Transmittal on your behalf for each price you will accept.

      (7) If you owned beneficially as of the close of business on December 21, 2000, and continue to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, and you instruct us to tender at or below the Purchase Price on your behalf all such Shares prior to the Expiration Date and check the box captioned "Odd Lots" in the Instruction Form, all such Shares will be accepted for purchase before proration, if any, of the other tendered Shares.

      The Board of Directors of the Company has approved the Offer. However, neither the Company nor its Board of Directors makes any recommendation to stockholders as to whether to tender or refrain from tendering their Shares. Each stockholder must make the decision whether to tender Shares and, if so, how many Shares to tender and the price or prices at which Shares should be tendered. The Offer is being made to all holders of Shares, including officers, directors, and affiliates of the Company.

      If you wish to have us tender any or all of your Shares held by us for your account upon the terms and subject to the conditions set forth in the Offer to Purchase, please so instruct us by completing, executing, and returning to us the attached Instruction Form. An envelope to return your instructions to us is enclosed. If you authorize tender of your Shares, all such Shares will be tendered unless otherwise specified on the Instruction Form.

      Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf by the expiration date of the Offer.

      The Offer is being made to all holders of Shares. The Company is not aware of any jurisdiction where the making of the Offer is not in compliance with applicable law. If the Company becomes aware of any jurisdiction where the making of the Offer is not in compliance with any valid applicable law, the Company will make a good faith effort to comply with such law. If, after such good faith effort, the Company cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares residing in such jurisdiction. In any jurisdiction the securities or blue sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer is being made on the Company's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                                INSTRUCTION FORM
                   WITH RESPECT TO OFFER TO PURCHASE FOR CASH
           UP TO 1,500,000 SHARES OF CLASS A AND CLASS B COMMON STOCK
                           OF SUPREME INDUSTRIES, INC.
                      AT A PURCHASE PRICE NOT GREATER THAN
                        $3 NOR LESS THAN $2-1/4 PER SHARE

      The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase dated December 21, 2000, and the related Letter of Transmittal (which together constitute the "Offer") in connection with the Offer by Supreme Industries, Inc. (the "Company") to purchase up to 1,500,000 shares of its Class A and Class B Common Stock, par value $.10 per share (the "Shares"), at prices not greater than $3 nor less than $2-1/4 per Share, net to the undersigned in cash without interest thereon, specified by the undersigned, upon the terms and subject to the terms and conditions of the Offer.

      This will instruct you to tender to the Company the number of Shares indicated below (or, if no number is indicated below, all Shares) that are held by you for the account of the undersigned, at the price per Share indicated below, upon the terms and subject to the conditions of the Offer.

|_| By checking this box, all Shares held by us for your account will be tendered.

      If fewer than all Shares held by us for your account are to be tendered, please check the following box and indicate below the aggregate number of Shares to be tendered by us. |_|*

                                 ______ SHARES

*Unless otherwise indicated, it will be assumed that all Shares held by us for your account are to be tendered.

                         PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED.

     IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER
              OF TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.
                               (See Instruction 5)
           CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
          NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND
            INSTRUCTIONS BELOW), THERE IS NO VALID TENDER OF SHARES.

            |_|$2-1/4         |_|$2-3/8         |_|$2-1/2         |_|$2-5/8

            |_|$2-3/4         |_|$2-7/8         |_|$3

                                    ODD LOTS
                               (See Instruction 9)

      This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owned beneficially as of the close of business on December 21, 2000, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

      The undersigned either (check one box):

|_| owned beneficially as of the close of business on December 21, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered, or

|_| is a broker, dealer, commercial bank, trust company, or other nominee that: (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner; and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on December 21, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

      If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares are Being Tendered" in this Letter of Transmittal).

      The method of delivery of this document is at the election and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

                                                SIGN HERE:

Date:
     --------------------------                 ------------------------------
                                                ------------------------------
                                                          Signature(s)
------------------------------
Area Code and Telephone Number
                                                Name
                                                    -------------------------

------------------------------
Taxpayer Identification or                      Address
Social Security Number                                 -----------------------
                                                ------------------------------

------------------------------

                                  Exhibit a(5)(ii)

                                     Supreme
                                       ----------------
                                       INDUSTRIES, INC.
                                       ----------------

                              December 21, 2000

Dear Stockholder:

      Supreme Industries, Inc. is offering to purchase up to 1,500,000 shares of its Common Stock at a price not greater than $3 nor less than $2-1/4 per share. The Company is conducting the Offer through a procedure commonly referred to as a "Dutch Auction." This procedure allows you to select the price within the specified price range at which you are willing to sell all or a portion of your shares to the Company.

The Offer is explained in detail in the enclosed Offer to Purchase and Letter of Transmittal. If you wish to tender your shares, instructions on how to tender shares are provided in the enclosed materials. I encourage you to read these materials carefully before making any decision with respect to the Offer. Neither the Company nor its Board of Directors makes any recommendation to any stockholder whether to tender any or all shares.

Please note that the Offer is scheduled to expire at 5:00 p.m., New York City time, on Tuesday, January 23, 2001, unless extended by the Company. Questions regarding the Offer should be directed to Georgeson Shareholder Communications Inc.,17 State Street, 10th Floor, New York, New York 10004, the Information Agent for the Offer, at the telephone number set forth in the enclosed materials.

                                   Sincerely,

                                   Herbert M. Gardner
                                   Chairman of the Board

                                Exhibit a(5)(iii)

This announcement is neither an offer to purchase nor a solicitation of an offer to sell Shares. The Offer is made solely by the Offer to Purchase and the related Letter of Transmittal. Capitalized terms not defined in this announcement have the respective meanings ascribed to such terms in the Offer to Purchase. The Offer is not being made to, nor will the Company accept tenders from, holders in any jurisdiction in which the Offer or its acceptance would violate that jurisdiction's law. The Company is not aware of any jurisdiction in which the making of the Offer or the tender of Shares would not be in compliance with the laws of such jurisdiction. In jurisdictions whose laws require that the Offer be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Company's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                      NOTICE OF OFFER TO PURCHASE FOR CASH
                                       by
                            SUPREME INDUSTRIES, INC.

  UP TO 1,500,000 SHARES OF ITS CLASS A AND CLASS B COMMON STOCK AT A PURCHASE
            PRICE NOT GREATER THAN $3 NOR LESS THAN $2-1/4 PER SHARE

      Supreme Industries, Inc., a Delaware corporation (the "Company"), invites its stockholders to tender shares of its Class A and Class B Common Stock, par value $.10 per share (the "Shares"), to the Company at prices not greater than $3 nor less than $2-1/4 per Share in cash, as specified by tendering stockholders, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 21, 2000 (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer").

      THE OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON TUESDAY, JANUARY 23, 2001, UNLESS THE OFFER IS EXTENDED.

      The Offer is not conditioned upon any minimum number of Shares being tendered. The Offer is, however, subject to certain other conditions set forth in the Offer to Purchase.

      The Offer provides stockholders who are considering a sale of all or a portion of their Shares the opportunity to determine the price or prices (not greater than $3 nor less than $2-1/4 per Share) at which they are willing to sell their Shares and, subject to the terms and conditions of the Offer, to sell those Shares for cash without the usual transaction costs associated with market sales. The Company is making the Offer because the Board of Directors believes that the Shares are undervalued and that the purchase of the Shares is an attractive use of the Company's financial resources.

      THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE OFFER. NEITHER THE COMPANY NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION TO STOCKHOLDERS AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING THEIR SHARES. EACH STOCKHOLDER MUST MAKE THE DECISION WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER AND THE PRICE OR PRICES AT WHICH SHARES SHOULD BE TENDERED. THE OFFER IS BEING MADE TO ALL HOLDERS OF SHARES INCLUDING OFFICERS, DIRECTORS, AND AFFILIATES OF THE COMPANY.

      The Company will, upon the terms and subject to the conditions of the Offer, determine the lowest single per share price (not greater than $3 nor less than $2-1/4 per Share), net to the seller in cash without interest thereon (the "Purchase Price"), that will allow it to purchase 1,500,000 Shares (or such lesser number of Shares as is validly tendered and not withdrawn) pursuant to the Offer. All Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including the proration provisions. Certificates representing Shares tendered at prices in excess of the Purchase Price and not withdrawn, and Shares not purchased because of proration, will be returned at the Company's expense.

      The term "Expiration Date" means 5:00 p.m., New York City time, on Tuesday, January 23, 2001, unless and until the Company in its reasonable discretion shall have extended the period of time during which the Offer is open, in which event the term "Expiration Date" shall refer to the latest time and date at which the Offer, as so extended by the Company, shall expire. The Company reserves the right, in its reasonable discretion, to purchase more than 1,500,000 Shares pursuant to the Offer. For purposes of the Offer, the Company will be deemed to have accepted for payment (and therefore purchased), subject to proration, Shares that are validly tendered at or below the Purchase Price and not withdrawn only when, as, and if it gives oral or written notice to American Stock Transfer & Trust Company (in such capacity), the "Depositary," of its acceptance of such Shares for payment pursuant to the

Offer. In all cases, payment for Shares tendered and accepted for payment pursuant to the Offer will be made promptly (subject to possible delay in the event of proration), but only after timely receipt by the Depositary of certificates for such Shares (or a timely confirmation of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility), a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), and any other required documents.

      Upon the terms and subject to the conditions of the Offer, if, at the expiration of the Offer, more than 1,500,000 Shares (or such greater number of Shares as the Company may elect to purchase pursuant to the Offer) have been validly tendered at prices at or below the Purchase Price and not withdrawn, the Company will purchase validly tendered and not withdrawn Shares in the following order of priority: (a) first from all Odd Lot Holders who validly tendered all their Shares at or below the Purchase Price and who so certify in the appropriate place on the Letter of Transmittal and, if applicable, on the Notice of Guaranteed Delivery; and (b) second, after the purchase of all of the foregoing Shares, all other Shares tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date on a pro rata basis (with appropriate adjustments to avoid purchase of fractional Shares).

      The Company expressly reserves the right at any time or from time to time, in its reasonable discretion, to extend the period of time during which the Offer is open by giving notice of such extension to the Depositary and making a public announcement thereof. Subject to certain conditions set forth in the Offer to Purchase, the Company also expressly reserves the right to terminate the Offer and not accept for payment any Shares not theretofore accepted for payment.

      Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, the Depositary must receive a notice of withdrawal in written, telegraphic, or facsimile transmission form in a timely manner at its address set forth on the back cover of the Offer to Purchase. Such notice of withdrawal must specify the name of the person who tendered the Shares to be withdrawn, the name of the registered holder (if different from that of the person who tendered the Shares), the number of Shares tendered, and the number of Shares to be withdrawn. If the certificates for Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, prior to the release of such certificates, the tendering stockholder must also submit the serial numbers shown on the particular certificates evidencing the Shares, and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution). If Shares have been tendered pursuant to the procedure for Book-Entry Transfer, the notice of withdrawal must specify the name and the number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and otherwise comply with the procedures of such facility.

      The Offer to Purchase and the Letter of Transmittal contain important information which should he read carefully before stockholders decide whether to accept or reject the Offer and, if accepted, at which price or prices to tender their Shares.

      The information required to be disclosed by Rule 13(e)-4(d)(1) under the Securities Exchange Act of 1934, as amended, is contained in the Offer to Purchase and is incorporated herein by reference. These materials are being mailed to record holders of Shares and are being furnished to brokers, banks, and similar Persons whose names, or the names of whose nominees, appear on the Company's stockholder list or, if applicable, who are listed as participants in a clearing agency's security position listing for transmittal to beneficial owners of Shares.

      Questions and requests for assistance may be directed to, and additional copies of the Offer to Purchase, the Letter of Transmittal, and other tender offer materials may be obtained from, the Information Agent and will be furnished at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                   Georgeson Shareholder Communications Inc.
                          17 State Street, 10th Floor
                           New York, New York 10004
               Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                                Exhibit a(5)(iv)

Supreme
   ----------------
   INDUSTRIES, INC.
   ----------------

For Immediate Release

Contact:    Robert W. Wilson
            Executive Vice President
            (219) 642-3070

                 Supreme Industries To Commence 1,500,000 Share
                            Dutch Auction Repurchase

GOSHEN, INDIANA, (December 20, 2000) - Supreme Industries, Inc. (AMEX:STS), a leading manufacturer of specialized truck bodies and shuttle buses, announced today that it is commencing a "Dutch Auction" self-tender offer to purchase for cash up to 1,500,000 shares of its issued and outstanding Class A and Class B Common Stock, par value $.10 per share. The tender offer begins on Thursday, December 21, 2000, and expires (unless extended) at 5:00 p.m., New York City time, on Tuesday, January 23, 2001.

Terms of the tender offer, which are described more fully in the Offer to Purchase and Letter of Transmittal, invite the Company's stockholders to tender up to 1,500,000 shares of the Company's Class A and Class B Common Stock to the Company at prices not greater than $3.00, nor less than $2.25 per share, as specified by the tendering stockholders. The Company's Class B Common Stock is convertible into the Company's Class A Common Stock on a one-for-one basis.

The Company will, subject to the terms and conditions of the offer, determine the lowest single per share price (not greater than $3.00 nor less than $2.25 per share) net to the seller in cash that will allow the Company to purchase 1,500,000 shares (or such lesser number of shares as are validly tendered and not withdrawn) pursuant to the offer. Such lowest single per share price will be the purchase price the Company will pay for all shares validly tendered at prices at or below such purchase price and not withdrawn (subject to the terms and conditions of the offer). Shares tendered at prices in excess of the purchase price, and shares not purchased because of proration, will be returned at the Company's expense. The Company reserves the right, in its reasonable discretion, to purchase more than 1,500,000 shares pursuant to the offer.

Herbert M. Gardner, Chairman of the Company, said "Considering our confidence in the future of Supreme Industries and the current trading range of our Class A Common Stock, the Board of Directors has determined that the repurchase of our stock is an appropriate investment and is in the long-term best interest of our shareholders. At the same time, our offer provides an opportunity to those who wish to sell shares in what has been a difficult market for small capitalization stocks."

Supreme
   ----------------
   INDUSTRIES, INC.
   ----------------

Neither the Company nor its Board of Directors makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares pursuant to the offer. The offer is being made to all holders of the Company's Common Stock including officers, directors, and affiliates of the Company.

The Company has terminated its earlier announced stock repurchase program to purchase shares of the Company's Class A Common Stock in open market purchases or privately negotiated transactions. Under that program, the Company repurchased a total of 191,668 shares of its Class A Common Stock between the commencement of the program on July 17, 2000, and the last purchase under the program on December 14, 2000.

The Depositary is American Stock Transfer & Trust Company, and the Information Agent is Georgeson Shareholder Communications, Inc. The Offer to Purchase, Letter of Transmittal, and related documents will be mailed to stockholders of record and will also be made available for distribution to beneficial owners of the Company's Common Stock. Additional copies may be obtained from Georgeson Shareholder Communications, Inc., 17 State Street, 10th Floor, New York, New York 10004. Telephone: (800) 223-2064.

ALL HOLDERS OF THE COMPANY'S CLASS A AND CLASS B COMMON STOCK ARE ADVISED TO READ THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED DOCUMENTS WHICH CONTAIN IMPORTANT INFORMATION REGARDING THE TERMS OF THE TENDER OFFER. THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED DOCUMENTS ARE BEING MAILED BY THE COMPANY TO SHAREHOLDERS OF RECORD AND MAY ALSO BE OBTAINED FREE OF CHARGE FROM THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION, WWW.SEC.GOV, OR FROM THE COMPANY'S INFORMATION AGENT, GEORGESON SHAREHOLDER COMMUNICATIONS, INC., 17 STATE STREET, 10TH FLOOR, NEW YORK, NEW YORK 10004, TELEPHONE (800) 223-2064.

--------------------------
65140 U.S. 33 East
P.O. Box 237
Goshen, IN 46527-0237
Phone: (219) 642-3070
FAX: (219) 642-3208

                                 Exhibit b(1)

BANK ONE

December 20, 2000

Robert Wilson
Supreme Industries, Inc
16441 CR 38
Goshen, IN 46528

Dear Mr. Wilson,

Bank One is pleased to advise you that you may borrow $4,600,000 on an unsecured basis for the purpose of repurchasing up to 1,500,000 shares of it's Class A or Class B Stock at a price not to exceed $3.00 per share or less, and to cover fees and taxes.

Term:       Agreement valid through April 30, 2003

Covenants:  1.  Maintain working capital of not less than $10,000,000.
            2.  Maintain debt coverage rate of not less than 1.4 to 1.
            3. Tangible net worth of not less than $32,134,000 increasing annually by 50% of net income.
            4.  Total liabilities to net worth not to exceed 2.50 to 1.00.

Interest Rate:   T/L to T/N/W       Libor plus
                 ------------       ----------
                 1.26-2.50          100 basis points
                 0.76-1.25          87.5 basis points
                 0.00-0.75          75 basis points

Bank One hereby consents to the above referenced stock purchase and agrees to waive the covenant default of section 5.2(n) of the credit agreement covering Investments, Loans, and Advances as it pertains to this proposed transaction.


/s/ Ken Mirer

Kenneth F. Mirer
First Vice President
Corporate Banking

Accepted and agreed on December 20, 2000.
Supreme Industries, Inc


By: /s/ Robert W. Wilson
   --------------------------------
   Robert W. Wilson, Executive V.P.